NET FINANCE INCOME (EXPENSES)	12 Months Ended
Dec. 31, 2017
Disclosure Of Net Finance Income Expense Explanatory [Abstract]
Disclosure of finance income (cost) [text block]
12.	net finance income (expenses)

	Year ended	Year ended
	December 31, 2017	December 31, 2016
Interest income	$1,081	$976
Accretion expense on decommissioning and restoration liability	(562)	(495)
Interest expense	(30,419)	-
Amortization of deferred financing costs	(20,790)	-
Other finance costs	(1,529)	(359)
	$(52,219)	$122

Finance costs include interest expense calculated using the effective interest method; adjusted for interest paid on interest rate swaps and foreign exchange on the interest paid and accrued. These financing costs, until the declaration of commercial production had been capitalized to assets under construction. Finance costs from March 1, 2017 to December 31, 2017, are included in the consolidated statements of comprehensive income.